CRM Mutual Fund Trust

CRM Small Cap Value Fund

CRM Small/Mid Cap Value Fund

CRM Mid Cap Value Fund

CRM All Cap Value Fund

CRM Long/Short Opportunities Fund

(each individually, a “Fund”, and collectively, the

“Funds”)

Supplement dated July 1, 2020 to

the October 28, 2019 Prospectus

and Statement of Additional

Information for the Funds

The following information supplements the Funds’ Prospectus and Statement of Additional Information:

Effective July 1, 2020, the address listed for Cramer Rosenthal McGlynn, LLC, the investment adviser to the Funds has changed to 28 Havemayer Place, Greenwich, CT 06840. The address for processing orders and redemptions for the Funds has not changed and remains CRM Funds, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9812, 4400 Computer Drive, Providence, RI 02940.

The following information supplements the Funds’ Prospectus and Statement of Additional Information:

For the fiscal year ended June 30, 2020, the Board appointed Tait, Weller & Baker LLP (“Tait Weller”) to serve as independent registered public accounting firm to perform the annual audit of the Funds’ financial statements. Tait, Weller & Baker LLP is located at Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, PA 19102-2529.

The Board has selected the firm of Tait Weller to serve as the independent registered public accounting firm to the Funds providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE